                                                                    Exhibit 24.1

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Philip F. Anschutz, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                      /s/ Philip F. Anschutz
                                      ----------------------------------
                                             PHILIP F. ANSCHUTZ

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Robert P. Bauman, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                          /s/ Robert P. Bauman
                                              -----------------------------
                                                  ROBERT P. BAUMAN

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Richard B. Cheney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ Richard B. Cheney
                                              -----------------------------
                                                    RICHARD B. CHENEY

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, E. Virgil Conway, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ E. Virgil Conway
                                              -----------------------------
                                                    E. VIRGIL CONWAY

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Spencer F. Eccles, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ Spencer F. Eccles
                                              -----------------------------
                                                    SPENCER F. ECCLES

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Elbridge T. Gerry, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                           /s/ Elbridge T. Gerry, Jr.
                                               -----------------------------
                                                ELBRIDGE T. GERRY, JR.

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, William H. Gray, III, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ William H. Gray, III
                                              -----------------------------
                                                    WILLIAM H. GRAY, III

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Judith Richards Hope, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ Judith Richards Hope
                                              -----------------------------
                                                    JUDITH RICHARDS HOPE

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Richard J. Mahoney, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ Richard J. Mahoney
                                              -----------------------------
                                                    RICHARD J. MAHONEY

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, John R. Meyer, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ John R. Meyer
                                              -----------------------------
                                                    JOHN R. MEYER

                                      UNION PACIFIC CORPORATION

                                          POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Thomas A. Reynolds, Jr., a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ Thomas A. Reynolds, Jr.
                                              -----------------------------
                                                    THOMAS A. REYNOLDS, JR.

                            UNION PACIFIC CORPORATION

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS THAT I, Richard D. Simmons, a Director of Union Pacific Corporation, a Utah corporation (the "Corporation"), do hereby appoint Richard K. Davidson, L. White Matthews, III, Carl W. von Bernuth and Thomas E. Whitaker, and each of them acting individually, as my true and lawful attorney-in-fact, each with power to act without the other in full power of substitution, to execute, deliver and file, for and on my behalf, and in my name and in my capacity as a Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, with respect to the issuance of debentures, notes, and other debt obligations, preferred stock, common stock issuable upon exchange or conversion of debt obligations or preferred stock which, by their terms, are exchangeable for or convertible into common stock, warrants or rights to purchase debt obligations or preferred stock, and foreign exchange warrants, in a principal amount up to $3,000,000,000 (or the equivalent in foreign denominated currency), of the Corporation, hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as I might or could do personally or in my capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

                  IN WITNESS WHEREOF, I have executed this Power of Attorney as of February 26, 1998.



                                              /s/ Richard D. Simmons
                                              -----------------------------
                                                    RICHARD D. SIMMONS